FINANCIAL INCOME (EXPENSES), NET - Schedule of financial income (expenses), net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Schedule of financial expenses, net [Abstract]
Interest income	$ 60	$ 49
Bank fees	(7)	(5)
Exchange rate differences	(82)	8
SEPA-related financial expenses	(371)	0
Financial income (expenses), net	$ (400)	$ 52